Exhibit 99.2

Supplemental Financial Information For the quarter ended June 30, 2026 August 6, 2026

Supplemental Financial Information August 6, 2026

Supplemental Financial Information August 6, 2026

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information August 6, 2026

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of August 6, 2026 owns 13 hotels comprised of 6,178 rooms, all of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information August 6, 2026

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as us. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information August 6, 2026

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations (with the exception of our corporate operating lease) as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude gains or losses on the redemptions or repurchases of preferred stock, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information August 6, 2026

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information August 6, 2026

Comparable Consolidated Statements of Operations

Q2 2026 – Q3 2025, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands)	June 30,	March 31,	December 31,	September 30,	Ended
	2026	2026	2025	2025	June 30, 2026
Revenues
Room	$148,108	$139,313	$125,106	$120,398	$532,925
Food and beverage	72,796	68,533	64,143	60,133	265,605
Other operating	27,446	22,589	23,968	23,192	97,195
Total revenues	248,350	230,435	213,217	203,723	895,725

Operating Expenses
Room	35,625	34,612	32,264	31,796	134,297
Food and beverage	48,734	45,926	44,097	43,990	182,747
Other expenses	90,228	86,069	79,287	78,287	333,871
Corporate overhead	8,760	6,835	7,369	6,970	29,934
Depreciation and amortization	30,469	30,331	30,319	30,069	121,188
Impairment and other losses	1,639	—	—	—	1,639
Total operating expenses	215,455	203,773	193,336	191,112	803,676

Interest and other income	3,791	1,533	3,940	3,160	12,424
Interest expense	(11,782)	(11,277)	(13,707)	(13,412)	(50,178)
Loss on extinguishment of debt	—	—	—	(180)	(180)
Income before income taxes	24,904	16,918	10,114	2,179	54,115
Income tax (provision) benefit, net	(187)	(122)	56	(137)	(390)
Net income	$24,717	$16,796	$10,170	$2,042	$53,725

(1)	Includes results for all 14 hotels owned by the Company as of June 30, 2026, except for Hyatt Regency San Francisco, which was sold in July 2026.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information August 6, 2026

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, and Current Portfolio Hotel Adjusted EBITDAre

Q2 2026 – Q3 2025, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands)	2026	2026	2025	2025	June 30, 2026

Net income	$26,025	$18,557	$7,217	$1,322	$53,121
Depreciation and amortization	34,260	34,177	34,180	33,928	136,545
Interest expense	11,782	11,277	13,707	13,412	50,178
Income tax provision (benefit), net	187	122	(56)	137	390
Impairment and other losses	1,639	—	—	—	1,639
EBITDAre	73,893	64,133	55,048	48,799	241,873

Amortization of deferred stock compensation	3,557	1,889	1,958	1,905	9,309
Amortization of right-of-use assets and obligations	(225)	(217)	(167)	(158)	(767)
Loss on extinguishment of debt	—	—	—	180	180
(Gain) loss on property damage, net	(2,473)	1,930	(277)	(674)	(1,494)
Property-level management transition costs	118	—	—	—	118
Property-level legal settlement costs	935	—	—	—	935
Management transition costs	907	—	—	—	907
Adjustments to EBITDAre, net	2,819	3,602	1,514	1,253	9,188

Adjusted EBITDAre	76,712	67,735	56,562	50,052	251,061
Sold hotel Adjusted EBITDAre (1)	(5,099)	(5,607)	(908)	(3,139)	(14,753)

Comparable Adjusted EBITDAre	71,613	62,128	55,654	46,913	236,308

Corporate-level adjustments, net (2)	3,445	4,082	1,701	2,646	11,874

Current Portfolio Hotel Adjusted EBITDAre	$75,058	$66,210	$57,355	$49,559	$248,182

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information August 6, 2026

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2026 – Q3 2025, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands, except per share data)	2026	2026	2025	2025	June 30, 2026

Net income	$26,025	$18,557	$7,217	$1,322	$53,121
Preferred stock dividends, net of gain on repurchases	(46)	(2,602)	(3,985)	(4,262)	(10,895)
Real estate depreciation and amortization	33,918	33,832	33,834	33,581	135,165
Impairment and other losses	1,639	—	—	—	1,639
FFO attributable to common stockholders	61,536	49,787	37,066	30,641	179,030

Amortization of deferred stock compensation	3,557	1,889	1,958	1,905	9,309
Real estate amortization of right-of-use assets and obligations	(200)	(186)	(137)	(130)	(653)
Amortization of contract intangibles, net	314	315	315	315	1,259
Noncash interest on derivatives, net	(1,964)	(2,121)	210	(495)	(4,370)
Loss on extinguishment of debt	—	—	—	180	180
(Gain) loss on property damage, net	(2,473)	1,930	(277)	(674)	(1,494)
Property-level management transition costs	118	—	—	—	118
Property-level legal settlement costs	935	—	—	—	935
Management transition costs	907	—	—	—	907
Gain on preferred stock repurchases, net	(3,685)	(1,500)	(254)	—	(5,439)
Adjustments to FFO attributable to common stockholders, net	(2,491)	327	1,815	1,101	752

Adjusted FFO attributable to common stockholders	59,045	50,114	38,881	31,742	179,782
Sold hotel Adjusted FFO (1)	(5,099)	(5,607)	(908)	(3,139)	(14,753)

Comparable Adjusted FFO attributable to common stockholders	$53,946	$44,507	$37,973	$28,603	$165,029

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.29	$0.24	$0.20	$0.15	$0.89

Basic weighted average shares outstanding	185,333	188,361	189,172	189,253	188,030
Shares associated with unvested restricted stock awards	423	428	776	859	622
Diluted weighted average shares outstanding	185,756	188,789	189,948	190,112	188,652
Equity transactions (3)	(282)	(3,429)	(4,526)	(4,614)	(3,213)
Comparable diluted weighted average shares outstanding	185,474	185,360	185,422	185,498	185,439

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information August 6, 2026

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Current Portfolio Hotel Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2026 – Q3 2025, Trailing 12 Months Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for Hilton New Orleans St. Charles, sold in June 2025, and Hyatt Regency San Francisco, which was sold in July 2026.
(2)	Corporate-level adjustments, net primarily consist of corporate overhead expenses and interest and other income.
(3)	Equity transactions represent pro forma adjustments to reflect the Company's repurchases of its common stock during the first and second quarters of 2026 and the third and fourth quarters of 2025 as if the repurchases had occurred on July 1, 2025.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information August 6, 2026

CAPITALIZATION

CAPITALIZATION	Page 11

Supplemental Financial Information August 6, 2026

Comparative Capitalization
Q2 2026 – Q2 2025

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2026	2026	2025	2025	2025

Common Share Price & Dividends
At the end of the quarter	$11.45	$9.01	$8.94	$9.37	$8.68
High during quarter ended	$11.92	$9.71	$9.86	$9.92	$9.49
Low during quarter ended	$8.99	$8.73	$8.81	$8.63	$7.72
Common dividends per share	$0.09	$0.09	$0.09	$0.09	$0.09

Common Shares & Units
Common shares outstanding	185,944	186,967	189,710	189,912	190,171
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	185,944	186,967	189,710	189,912	190,171

Capitalization
Market value of common equity	$2,129,063	$1,684,576	$1,696,003	$1,779,474	$1,650,681
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	99,368	107,579	113,648	115,000	115,000
Liquidation value of preferred equity - Series I	79,530	96,716	99,774	100,000	100,000
Total debt	980,000	955,000	930,000	930,000	872,000
Total capitalization	$3,354,211	$2,910,121	$2,905,675	$2,990,724	$2,803,931

Total debt to total capitalization	29.2%	32.8%	32.0%	31.1%	31.1%
Total debt and preferred equity to total capitalization	36.5%	42.1%	41.6%	40.5%	41.1%

CAPITALIZATION	Page 12

Supplemental Financial Information August 6, 2026

Debt and Preferred Stock Summary Schedule

(In thousands)	Interest Rate /	Maturity	June 30, 2026
Unsecured Debt	Spread	Date (1)	Balance (2)

Series B Senior Notes	4.79%	01/10/2028	$105,000
Revolving Line of Credit (2)	5.11%	09/24/2030	—
Term Loan 1 (3)	4.67%	01/24/2031	275,000
Term Loan 2 (3)	5.34%	01/24/2031	275,000
Term Loan 3 (3)	5.10%	01/24/2031	300,000
Total Unsecured Debt			$955,000

Preferred Stock
Series G cumulative redeemable preferred (4)	6.500%	Perpetual	$66,250
Series H cumulative redeemable preferred	6.125%	Perpetual	99,368
Series I cumulative redeemable preferred	5.700%	Perpetual	79,530
Total Preferred Stock			$245,148

Debt and Preferred Statistics (2)
		Debt Statistics	Debt and Preferred Statistics
% Fixed Rate		60.7%	68.8%
% Floating Rate		39.3%	31.2%
Average Interest Rate		5.01%	5.23%
Weighted Average Maturity of Debt		4.2 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loans 1 and 2. The Revolving Line of Credit has an initial maturity of September 2029 with two six-month extensions. Term Loan 1 has an initial maturity of January 2029 with two twelve-month extensions, and Term Loan 2 has an initial maturity of January 2030 with one twelve-month extension. By extending these loans, the Company's weighted average maturity of debt increases from 3.4 years to 4.2 years.
(2)	On July 31, 2026, the Company repaid the $25.0 million that was outstanding on its $500.0 million credit facility as of June 30, 2026. Following the repayment, the Company has full capacity available for future borrowing. Debt and preferred statistics reflect the effect of this payment.
(3)	Interest rates on the Term Loans are calculated according to a leverage-based pricing grid with a range of 135 to 220 basis points over the applicable term SOFR. The interest rates for Term Loans 1 and 2 include the effect of the Company's interest rate swap derivatives.
(4)	The dividend rate on the Series G cumulative redeemable preferred stock increased to the greater of the rate equal to the Montage Healdsburg’s annual net operating income yield on our total investment in the resort or 6.5% in July 2025. Based on the dividends earned during the previous twelve months, this equates to an annual yield of 6.5%. Beginning in the third quarter of 2026, the annual dividend rate will increase to the greater of 7.5% or the rate equal to the Montage Healdsburg’s annual net operating income yield on our total investment in the resort.

CAPITALIZATION	Page 13

Supplemental Financial Information August 6, 2026

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 14

Supplemental Financial Information August 6, 2026

Hotel Information as of August 6, 2026

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	19%	Leasehold	2011 / 2022
2	The Westin Washington, DC Downtown	Washington DC	Marriott	807	13%	Fee Simple	2005
3	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	13%	Fee Simple	2005
4	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	10%	Fee Simple	2024
5	Wailea Beach Resort	Hawaii	Marriott	543	9%	Fee Simple	2014
6	JW Marriott New Orleans (3)	Louisiana	Marriott	501	8%	Fee Simple	2011
7	Marriott Boston Long Wharf	Massachusetts	Marriott	415	7%	Fee Simple	2007
8	Marriott Long Beach Downtown	California	Marriott	376	6%	Fee Simple	2005
9	Andaz Miami Beach	Florida	Hyatt	287	5%	Fee Simple	2022
10	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
11	Hilton Key West Resort & Marina (4)	Florida	Hilton	175	3%	Fee Simple	2017
12	Montage Healdsburg (5)	California	Montage	130	2%	Fee Simple	2021
13	Four Seasons Resort Napa Valley (5)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			6,178	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	Hilton Key West Resort & Marina debuted in July 2026, following the hotel's conversion from Oceans Edge Resort & Marina.
(5)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information August 6, 2026

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q2 2026 vs Q2 2025

Hotels sorted by number of rooms	For the Quarters Ended June 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2026	2025	Change	2026	2025	Change		2026	2025	Change	2026	2025	Change
Hilton San Diego Bayfront	$293	$294	(0.2)%	79.7%	87.0%	(730)	bps	$234	$256	(8.6)%	$403	$440	(8.4)%
Hyatt Regency San Francisco	323	289	11.5%	83.7%	80.3%	340	bps	270	232	16.2%	385	338	14.0%
The Westin Washington, DC Downtown	323	317	1.8%	75.8%	73.1%	270	bps	245	232	5.5%	396	376	5.3%
Renaissance Orlando at SeaWorld®	200	193	3.4%	71.7%	74.1%	(240)	bps	143	143	0.1%	314	319	(1.5)%
Hyatt Regency San Antonio Riverwalk	181	200	(9.7)%	74.1%	68.8%	530	bps	134	138	(2.8)%	230	229	0.2%
Wailea Beach Resort	589	602	(2.2)%	81.7%	69.6%	1,210	bps	481	419	14.8%	767	696	10.1%
JW Marriott New Orleans	251	241	4.0%	71.8%	70.4%	140	bps	180	170	6.1%	265	247	7.4%
Marriott Boston Long Wharf	423	415	2.0%	89.5%	85.0%	450	bps	378	352	7.4%	515	490	5.1%
Marriott Long Beach Downtown	258	246	5.0%	78.3%	79.9%	(160)	bps	202	196	2.9%	273	273	0.1%
The Bidwell Marriott Portland	153	147	4.1%	77.3%	81.8%	(450)	bps	119	121	(1.6)%	158	166	(5.3)%
Oceans Edge Resort & Marina	296	275	7.7%	71.3%	79.9%	(860)	bps	211	219	(3.9)%	417	409	2.1%
Montage Healdsburg	1,123	1,103	1.7%	75.0%	71.3%	370	bps	842	787	7.0%	1,694	1,567	8.1%
Four Seasons Resort Napa Valley	1,365	1,366	(0.1)%	70.0%	67.8%	220	bps	956	926	3.2%	1,777	1,750	1.6%

Total Portfolio, excluding Andaz Miami Beach (1)	335	323	3.5%	77.8%	77.2%	60	bps	260	250	4.3%	429	417	3.0%

Andaz Miami Beach (2)	470	324	45.3%	72.1%	14.6%	5,750	bps	339	47	617.4%	551	89	517.9%

Total Portfolio (3)	$340	$323	5.1%	77.6%	74.6%	300	bps	$264	$241	9.3%	$434	$403	7.7%

Current Portfolio (4)	$342	$328	4.2%	76.8%	73.9%	290	bps	$263	$243	8.3%	$441	$412	7.0%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information August 6, 2026

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

YTD Q2 2026 vs YTD Q2 2025

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2026	2025	Change	2026	2025	Change		2026	2025	Change	2026	2025	Change
Hilton San Diego Bayfront	$298	$291	2.2%	78.8%	81.6%	(280)	bps	$235	$238	(1.3)%	$408	$428	(4.7)%
Hyatt Regency San Francisco	349	302	15.6%	80.7%	76.7%	400	bps	282	232	21.6%	391	335	16.7%
The Westin Washington, DC Downtown	309	317	(2.5)%	72.0%	71.5%	50	bps	222	226	(1.8)%	358	358	(0.1)%
Renaissance Orlando at SeaWorld®	217	213	1.9%	70.5%	76.5%	(600)	bps	153	163	(6.1)%	344	349	(1.4)%
Hyatt Regency San Antonio Riverwalk	191	199	(3.9)%	73.7%	68.7%	500	bps	141	137	3.1%	238	228	4.5%
Wailea Beach Resort	633	634	(0.2)%	82.9%	72.0%	1,090	bps	525	456	15.0%	803	714	12.4%
JW Marriott New Orleans	264	282	(6.3)%	71.6%	71.5%	10	bps	189	202	(6.2)%	280	280	0.1%
Marriott Boston Long Wharf	361	359	0.6%	78.9%	78.5%	40	bps	285	282	1.1%	402	397	1.2%
Marriott Long Beach Downtown	253	241	5.0%	75.8%	78.2%	(240)	bps	192	188	1.8%	270	264	2.3%
The Bidwell Marriott Portland	148	150	(1.3)%	74.4%	77.4%	(300)	bps	110	116	(5.2)%	149	156	(4.1)%
Oceans Edge Resort & Marina	341	324	5.4%	80.9%	82.1%	(120)	bps	276	266	3.9%	477	450	5.9%
Montage Healdsburg	1,021	989	3.3%	62.6%	55.3%	730	bps	639	547	16.9%	1,252	1,094	14.4%
Four Seasons Resort Napa Valley	1,179	1,186	(0.6)%	61.4%	55.8%	560	bps	724	662	9.4%	1,374	1,280	7.3%

Total Portfolio, excluding Andaz Miami Beach (1)	334	321	4.0%	75.7%	75.0%	70	bps	253	241	5.0%	414	397	4.1%

Andaz Miami Beach (2)	521	324	61.0%	79.2%	7.3%	7,190	bps	413	24	1646.7%	637	47	1244.7%

Total Portfolio (3)	$342	$321	6.5%	75.8%	72.3%	350	bps	$259	$232	11.7%	$423	$383	10.4%

Current Portfolio (4)	$341	$324	5.3%	75.2%	71.7%	350	bps	$256	$232	10.5%	$427	$389	9.7%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information August 6, 2026

Property-Level Operating Statistics

Q2 & YTD 2026 vs. 2025 Footnotes

(1)	Total Portfolio, excluding Andaz Miami Beach includes all hotels owned by the Company as of June 30, 2026, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the first six months of 2026 and 2025.
(2)	Operating statistics for the first six months of 2026 and 2025 are impacted by renovation and subsequent ramp up activity at Andaz Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(3)	Total Portfolio consists of all 14 hotels owned by the Company as of June 30, 2026.
(4)	Current Portfolio consists of all 13 hotels owned by the Company as of August 6, 2026.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information August 6, 2026

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 19

Supplemental Financial Information August 6, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2026 vs Q2 2025

Hotels sorted by number of rooms	For the Quarters Ended June 30,
	2026			2025
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$43,633	$11,717	26.9%	$47,636	$15,490	32.5%	(560)	bps
Hyatt Regency San Francisco	28,759	5,099	17.7%	25,227	3,085	12.2%	550	bps
The Westin Washington, DC Downtown	29,106	9,699	33.3%	27,636	8,889	32.2%	110	bps
Renaissance Orlando at SeaWorld®	22,350	6,475	29.0%	22,684	6,757	29.8%	(80)	bps
Hyatt Regency San Antonio Riverwalk	13,177	4,483	34.0%	13,148	4,929	37.5%	(350)	bps
Wailea Beach Resort	37,894	12,730	33.6%	34,438	11,352	33.0%	60	bps
JW Marriott New Orleans	12,087	4,861	40.2%	11,248	4,531	40.3%	(10)	bps
Marriott Boston Long Wharf	19,461	8,544	43.9%	18,516	7,831	42.3%	160	bps
Marriott Long Beach Downtown	9,343	2,908	31.1%	9,338	2,962	31.7%	(60)	bps
The Bidwell Marriott Portland	3,703	646	17.4%	3,908	795	20.3%	(290)	bps
Oceans Edge Resort & Marina	6,646	1,891	28.5%	6,507	1,972	30.3%	(180)	bps
Montage Healdsburg	21,168	6,463	30.5%	19,512	6,677	34.2%	(370)	bps
Four Seasons Resort Napa Valley	15,389	1,850	12.0%	15,285	2,343	15.3%	(330)	bps

Total Portfolio, excluding Andaz Miami Beach (1)	262,716	77,366	29.4%	255,083	77,613	30.4%	(100)	bps

Andaz Miami Beach (2)	14,393	2,791	19.4%	2,329	(2,329)	(100.0)%	11,940	bps

Total Portfolio (3)	277,109	80,157	28.9%	257,412	75,284	29.2%	(30)	bps

Add: Sold Hotel (4)	—	—	N/A	2,360	624	26.4%		N/A

Actual Portfolio (5)	$277,109	$80,157	28.9%	$259,772	$75,908	29.2%		N/A

Current Portfolio (6)	$248,350	$75,058	30.2%	$232,185	$72,199	31.1%	(90)	bps

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information August 6, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

YTD Q2 2026 vs YTD Q2 2025

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	2026			2025
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$87,935	$23,802	27.1%	$92,276	$28,916	31.3%	(420)	bps
Hyatt Regency San Francisco	58,033	10,706	18.4%	49,748	5,708	11.5%	690	bps
The Westin Washington, DC Downtown	52,290	16,505	31.6%	52,360	16,423	31.4%	20	bps
Renaissance Orlando at SeaWorld®	48,659	15,568	32.0%	49,336	16,024	32.5%	(50)	bps
Hyatt Regency San Antonio Riverwalk	27,104	9,750	36.0%	25,946	9,533	36.7%	(70)	bps
Wailea Beach Resort	78,904	27,502	34.9%	70,336	23,342	33.2%	170	bps
JW Marriott New Orleans	25,432	10,897	42.8%	25,395	11,592	45.6%	(280)	bps
Marriott Boston Long Wharf	30,165	9,815	32.5%	29,807	9,767	32.8%	(30)	bps
Marriott Long Beach Downtown	18,361	4,941	26.9%	17,951	4,877	27.2%	(30)	bps
The Bidwell Marriott Portland	6,978	955	13.7%	7,276	1,176	16.2%	(250)	bps
Oceans Edge Resort & Marina	15,116	5,636	37.3%	14,268	5,068	35.5%	180	bps
Montage Healdsburg	31,105	6,265	20.1%	27,010	4,633	17.2%	290	bps
Four Seasons Resort Napa Valley	23,639	343	1.5%	22,222	(571)	(2.6)%	410	bps

Total Portfolio, excluding Andaz Miami Beach (1)	503,721	142,685	28.3%	483,931	136,488	28.2%	10	bps

Andaz Miami Beach (2)	33,097	9,289	28.1%	2,461	(2,804)	(113.9)%	14,200	bps

Total Portfolio (3)	536,818	151,974	28.3%	486,392	133,684	27.5%	80	bps

Add: Sold Hotel (4)	—	—	N/A	7,445	2,996	40.2%		N/A

Actual Portfolio (5)	$536,818	$151,974	28.3%	$493,837	$136,680	27.7%		N/A

Current Portfolio (6)	$478,785	$141,268	29.5%	$436,644	$127,976	29.3%	20	bps

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21

Supplemental Financial Information August 6, 2026

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 & YTD 2026 vs. 2025 Footnotes

(1)	Total Portfolio, excluding Andaz Miami Beach includes all hotels owned by the Company as of June 30, 2026, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the first six months of 2026 and 2025.
(2)	Hotel Adjusted EBITDAre for the first six months of 2026 and 2025 is impacted by renovation and subsequent ramp up activity at Andaz Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(3)	Total Portfolio consists of all 14 hotels owned by the Company as of June 30, 2026.
(4)	Sold Hotel includes results for Hilton New Orleans St. Charles, sold by the Company in June 2025.
(5)	Actual Portfolio includes results for the 14 hotels owned by the Company during the second quarter and the first six months of 2026, and the 15 hotels owned by the Company during the second quarter and the first six months of 2025.
(6)	Current Portfolio includes results for the 13 hotels owned by the Company as of August 6, 2026. Excludes results for Hilton New Orleans St. Charles, sold by the Company in June 2025, and Hyatt Regency San Francisco, which was sold in July 2026.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 22